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EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with Bancshares of Florida, Inc.'s ("Company") Annual Report on Form 10-KSB for the period ended December 31, 2002 ("Report"), the undersigned certifies that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the period ended, December 31, 2002.

Date: March 20, 2003                         By: /s/ Thomas M. Whelan
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                                                 Thomas M. Whelan
                                                 Chief Financial Officer